EX-2.2

[SEAL]    DEAN HELLER                                       Entity #
          SECRETARY OF STATE                                C2349-2000
          204 NORTH CARSON STREET, SUITE 1
          CARSON CITY, NEVADA 89701-4299                    Document Number:
          (775) 684 5708                                    20060367861-19
          WEBSITE: SECRETARYOFSTATE.BIZ
                                                            Date Filed:
                                                            6/8/2006 11:00:01 AM
                                                            In the office of
----------------------------------------
                                                            /s/ Dean Heller
         ARTICLES OF MERGER
       (PURSUANT TO NRS 92A.200)                            Dean Heller
               PAGE 1                                       Secretary of State

----------------------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))

1) NAME AND JURISDICTION OF ORGANIZATION OF EACH CONSTITUENT ENTITY (NRS 92A.200). IF THERE ARE M0RE THAN FOUR MERGING ENTITIES, CHECK BOX |_|, AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY.

--------------------------------------------------------------------------------
TWIN LAKES, INC.
--------------------------------------------------------------------------------
NAME OF MERGING ENTITY
---------------------------------------   --------------------------------------
Nevada                                    Corporation
---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

and,

--------------------------------------------------------------------------------
TWIN LAKES DELAWARE, INC.
--------------------------------------------------------------------------------
NAME OF MERGING ENTITY

---------------------------------------   --------------------------------------
Delaware                                  Corporation
---------------------------------------   --------------------------------------
Jurisdiction                              Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                             Revised on 10/03/05

[SEAL]  DEAN HELLER
        SECRETARY OF STATE
        204 NORTH CARSON STREET, SUITE 1
        CARSON CITY, NEVADA 89701-4299
        (775) 684 5708
        WEBSITE: SECRETARYOFSTATE.BIZ


------------------------------------------------------

                   ARTICLES OF MERGER
               (PURSUANT TO NRS 92A.200)
                         PAGE 2

------------------------------------------------------

                                              ABOVE SPACE IS FOR OFFICE USE ONLY



2) FORWARDING ADDRESS WHERE COPIES OF PROGRESS MAY BE SENT BY THE SECRETARY OF STATE OF NEVADA (IF A FOREIGN ENTITY IS THE SURVIVOR IN THE MERGER - NRS 92A.1 90):

      --------------------------------------------------------------------------
Attn: Kirk W. Warshaw
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
c/o:  Twin Lakes Delaware, Inc.
      47 School Avenue
      Chatham, New Jersey 07928
      --------------------------------------------------------------------------


3)   (CHOOSE ONE)

|X| THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY EACH CONSTITUENT ENTITY (NRS 92A.200).

|_| THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY THE PARENT DOMESTIC ENTITY 92A.180)

4) OWNER'S APPROVAL (NRS 92A.200) (OPTIONS A, B, OR C MUST BE USED, AS APPLICABLE, FOR EACH ENTITY) (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX |_| AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY):

     (A)  OWNER'S APPROVAL WAS NOT REQUIRED FROM

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE

          AND, OR;

          ----------------------------------------------------------------------
          TWIN LAKES DELAWARE, INC.
          ----------------------------------------------------------------------
          NAME OF SURVIVING ENTITY, IF APPLICABLE

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                             Revised on 10/03/05

[SEAL] DEAN HELLER
       SECRETARY OF STATE
       204 NORTH CARSON STREET, SUITE 1
       CARSON CITY, NEVADA 89701-4299
       (775) 684 5708
       WEBSITE: SECRETARYOFSTATE.BIZ



-----------------------------------

         ARTICLES OF MERGER
     (PURSUANT TO NRS 92A.200)
               PAGE 3

-----------------------------------


                                              ABOVE SPACE IS FOR OFFICE USE ONLY



     (b)  The plan was approved by the required consent of the owners of*:

          ----------------------------------------------------------------------
          TWIN LAKES, INC.
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable


          and or;

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of surviving entity, if applicable







*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.




THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.


                                        Nevada Secretary of State AM Merger 2003
                                                             Revised on 10/03/05

[SEAL] DEAN HELLER
       SECRETARY OF STATE
       204 NORTH CARSON STREET, SUITE 1
       CARSON CITY, NEVADA 89701-4299
       (775) 684 5708
       WEBSITE: SECRETARYOFSTATE.BIZ



-----------------------------------

         ARTICLES OF MERGER
     (PURSUANT TO NRS 92A.200)
               PAGE 4

-----------------------------------


                                              ABOVE SPACE IS FOR OFFICE USE ONLY



     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

          The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of merging entity, if applicable

          and or;

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          Name of surviving entity, if applicable









THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.


                                        Nevada Secretary of State AM Merger 2003
                                                             Revised on 10/03/05

[SEAL] DEAN HELLER
       SECRETARY OF STATE
       204 NORTH CARSON STREET, SUITE 1
       CARSON CITY, NEVADA 89701-4299
       (775) 684 5708
       WEBSITE: SECRETARYOFSTATE.BIZ



-----------------------------------

         ARTICLES OF MERGER
     (PURSUANT TO NRS 92A.200)
               PAGE 5

-----------------------------------


                                              ABOVE SPACE IS FOR OFFICE USE ONLY



     5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

          ----------------------------------------------------------------------





          ----------------------------------------------------------------------

     6)   Location of Plan of Merger (check a or b):

          [_] (a) The entire paln of merger is attached;

          or

          [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

     7)   Effective date (optional)":


*Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 905 or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity that the name of the surviving entity may be charged.


**A merger takes effect upon filing the articles of merger or upon a late date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                             Revised on 10/03/05

[SEAL] DEAN HELLER
       SECRETARY OF STATE
       204 NORTH CARSON STREET, SUITE 1
       CARSON CITY, NEVADA 89701-4299
       (775) 684 5708
       WEBSITE: SECRETARYOFSTATE.BIZ



-----------------------------------

         ARTICLES OF MERGER
     (PURSUANT TO NRS 92A.200)
               PAGE 6

-----------------------------------


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

     8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A-230)*

          (if there are more than four merging entities, check box [_] and attach an 8 3/4" x 11" blank sheet containing the required information for each additional entity.):


          TWIN LAKES, INC.
          Name of merging entity

          /s/ Arnold P. Kling             President                06/08/06
          ---------------------------     ----------------------   ----------
          Signature                       Title                    Date


          ---------------------------     ----------------------   ----------
          Name of merging entity


          ---------------------------     ----------------------   ----------
          Signature                       Title                    Date


          ---------------------------     ----------------------   ----------
          Name of merging entity


          ---------------------------     ----------------------   ----------
          Signature                       Title                    Date


          ---------------------------     ----------------------   ----------
          Name of merging entity


          ---------------------------     ----------------------   ----------
          Signature                       Title                    Date


          TWIN LAKES DELAWARE, INC.
          Name of surviving entity

          /s/ Arnold P. Kling             President                06/08/06
          ---------------------------     ----------------------   ----------
          Signature                       Title                    Date



*This articles of merger must be signed by each foreign constituent in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.




THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.

                                        Nevada Secretary of State AM Merger 2003
                                                             Revised on 10/03/05